Federal Income Taxes	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
FEDERAL INCOME TAXES

NOTE H - FEDERAL INCOME TAXES

Federal income taxes on earnings differs from that computed at the statutory corporate tax rate for the years ended June 30, 2019 and 2018, as follows:

(in thousands)	2019	2018

Federal income taxes at the statutory rate	$200	$354
Increase (decrease) resulting primarily from:
Cash surrender value of life insurance	(15)	(124)
Deferred tax liability adjustment, net, resulting from Tax Cuts and Jobs Act	--	(268)
Deferred tax liability adjustment, net, resulting from Kentucky tax legislation	(63)	--
Other	19	1
	$141	$(37)

The composition of the Company’s net deferred tax liability at June 30 is as follows:

(in thousands)	2019	2018

Taxes (payable) refundable on temporary differences at estimated corporate tax rate:
Deferred tax assets:
General loan loss allowance	$363	$331
Accrued expenses	113	95
Fair value accounting adjustments on acquisition	223	214
Nonaccrued interest on loans	102	92
State net operating loss carryforward	170	--
Other real estate owned adjustments	16	129
Depreciation	38	43
Total deferred tax assets	1,025	904

Deferred tax liabilities:
Federal Home Loan Bank stock dividends	(981)	(826)
Deferred loan origination costs	(48)	(36)
Loan servicing rights	(18)	(17)
Accrual to cash adjustment	(127)	--
Fair value accounting adjustments on acquisition	(552)	(468)
Total deferred tax liabilities	(1,726)	(1,347)
Net deferred tax liability	$(701)	$(443)

On December 22, 2017, the United States enacted tax reform legislation through the Tax Cuts and Jobs Act, which significantly changes existing U.S. tax laws. As a result of the enactment of this legislation, the Company was eligible to change its overall method of accounting for income taxes from the accrual method to the cash method. This change resulted in an income tax deduction of $509,000 for the year ended June 30, 2019, and a deferred tax liability of $127,000 as of June 30, 2019.

As discussed in Note A, the Company recognized a tax benefit of $63,000 as a result of the recently enacted tax legislation by the Commonwealth of Kentucky. As a result of HB 458 on combined reporting, the Company recorded a deferred tax asset for the state net operating loss carryforward. The losses are expected to be utilized when the Company begins filing a combined Kentucky income tax return with the Banks. The loss carryforward is $4,304 and expires beginning 2032.

Prior to 1997, the Banks were allowed a special bad debt deduction, generally limited to 8% of otherwise taxable income, and subject to certain limitations based on aggregate loans and deposit account balances at the end of the year. If the amounts that qualified as deductions for federal income taxes are later used for purposes other than bad debt losses, including distributions in excess of accumulated earnings and profits, such distributions will be subject to federal income taxes at the then current corporate income tax rate. Retained earnings at June 30, 2019, include approximately $5.2 million for which federal income taxes have not been provided. The amount of unrecognized deferred tax liability relating to the cumulative bad debt deduction was approximately $1.3 million at June 30, 2019.